UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01     Completion of Acquisition or Disposition of Assets.

On July 1, 2021 (the “Closing Date”), Compass Minerals do Brasil Ltda., a Brazil limited liability company (“Compass Minerals Brazil”), which is a subsidiary of Compass Minerals International, Inc. (the “Company”), completed the previously announced sale (the “Transaction”) of 100% of the issued and outstanding quotas of Compass Minerals América do Sul Indústria e Comércio Ltda., a Brazilian limited liability company and subsidiary of the Company (the “Target”), to a subsidiary of ICL Group Ltd.

On the Closing Date, Compass Minerals Brazil received total compensation of R$2,162 million Brazilian reais, comprised of a cash payment of R$1,628 million Brazilian reais including R$63 million in certain working capital adjustments and an adjustment for outstanding net debt of the Target of R$534 million Brazilian reais. In addition, in accordance with and subject to the terms of that certain quotas purchase and sale agreement for the Transaction (the “Purchase Agreement”), which was filed by the Company as part of its Current Report on Form 8-K on March 24, 2021 (the “Transaction 8-K”), Compass Minerals Brazil may receive an additional earn-out payment of up to R$88 million Brazilian reais in 2022, if the Target achieves certain full-year 2021 EBITDA performance targets as compared to full-year 2020 EBITDA. As part of the Transaction, the parties also entered into a reverse transition services agreement on the Closing Date and intellectual property licenses. For further information about the Transaction, please refer to the Transaction 8-K.

Item 8.01    Other Events.
On July 1, 2021, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(b)     The Company intends to amend this Current Report on Form 8-K to file any pro forma financial information required by Item 9.01(b) of Form 8-K within the permitted timeframe.
(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on July 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: July 1, 2021	By:	/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer